UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

STONEBRIDGE ACQUISITION II CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42871	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One World Trade Center

Suite 8500

New York, New York 10007
(Address of principal executive offices)

(646) 314-3555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one Right to acquire one-tenth of one Class A Ordinary Share	APACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APAC	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth of one Class A Ordinary Share	APACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 1, 2025, StoneBridge Acquisition II Corporation (the “Company”) consummated its initial public offering (“IPO”) of 5,750,000 units (including 750,000 units issued upon the full exercise of the underwriters’ over-allotment option, the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (each, a “Class A Ordinary Share”), and one right (each, a “Right”), with each one Right entitling the holder thereof to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $57,500,000 (the “Public Proceeds”).

Simultaneously with the closing of the IPO, pursuant to a units purchase agreement between the Company and StoneBridge Acquisition Sponsor II LLC, and certain subscription agreements between the Company and certain third-party investors and certain individuals who are registered persons of Maxim Group LLC, each dated as of September 30, 2025, the Company completed the private sale (the “Private Placement”) of an aggregate of 153,750 units (the “Private Units”), at a price of $10.00 per Private Unit, generating aggregate gross proceeds to the Company of $1,537,500 (the “Private Proceeds” and together with the Public Proceeds, the “Offering Proceeds”). Each Private Unit consists of one Class A Ordinary Share and one Right, with each one Right entitled the holder thereof to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination.

In connection with the consummation of the IPO and the Private Placement, a total of $57,500,000, or $10.00 per Unit, of the Offering Proceeds were placed in the trust account established for the benefit of the Company’s public shareholders with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of October 1, 2025 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of October 1, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StoneBridge Acquisition II Corporation

	By:	/s/ Bhargav Marepally
	Name:	Bhargav Marepally
	Title:	Chief Executive Officer

Date: October 7, 2025

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